SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

F O R M  8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 7, 2007

NORTH BAY BANCORP
(Exact name of registrant as specified in its charter)

California	0-31080	68-0434802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Airport Road, Suite 101, Napa, California 94558
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code          (707) 257-8585

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

 Item 2.02.

Results of Operations and Financial Condition

Earnings Release.  On March 7, 2007, North Bay Bancorp issued a press release announcing its earnings for the quarter and fiscal year ended December 31, 2006.  The press release also mentioned the cash dividend  previously reported on a Current Report on Form 8-K filed with the SEC on February  28, 2007 and the Agreement and Plan of Reorganization entered into with Umpqua Holdings Corporation previously reported on a Current Report on Form 8-K filed with the SEC on January 18, 2007. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 9.01.       Financial Statements and Exhibits.

(c)

Exhibits.

99.1  Press release announcing earnings for the quarter and fiscal year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2007

NORTH BAY BANCORP

 /s/ Michael W. Wengel

Michael W. Wengel,  Executive President and Chief

Financial Officer (Principal Financial Officer)